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                                                                       EXHIBIT 3


                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(l) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required on Schedule 13D need be filed with respect to beneficial ownership by each of the undersigned of common stock of FAB Industries, Inc., and that such statement shall be filed on behalf of each of them.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


November 4, 2003

                                    BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                    By: Barington Companies Investors, LLC, its
                                        general partner


                                    By: /s/ S. E. Cassetta
                                       -----------------------------------------
                                       S.E Cassetta
                                       Executive Vice President and Chief
                                       Operating Officer


                                    JEWELCOR MANAGEMENT, INC.


                                    By: /s/ Richard Huffsmith
                                       -----------------------------------------
                                       Richard Huffsmith
                                       Vice President and General Counsel


                                    RCG AMBROSE MASTER FUND, LTD.


                                    By: /s/ Marran H. Ogilvie
                                       -----------------------------------------
                                       Marran H. Ogilvie
                                       Authorized Signatory


                                    RAMIUS SECURITIES, LLC
                                    By: Ramius Capital Group, LLC, its managing
                                        member


                                    By: /s/ Marran H. Ogilvie
                                       -----------------------------------------
                                       Marran H. Ogilvie
                                       Authorized Signatory